Zurich Advantage III

Supplement dated May 23, 2019

to the

Prospectus dated May 1, 2019

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

DWS Global Income Builder VIP Portfolio

Effective immediately, DWS Alternatives Global Limited will no longer serve as subadvisor to the fund.

In your Prospectus, under the section “ZALICO, THE SEPARATE ACCOUNT AND THE FUNDS,” and under the heading “The Funds,” the following paragraph is deleted in its entirety:

DWS Investment Management Americas Inc. is the investment advisor for the available funds of Deutsche DWS Variable Series I and II. DWS Alternative Global Limited serves as the sub-adviser for the DWS Global Income Builder VIP Portfolio.

and is replaced with the following paragraph:

DWS Investment Management Americas Inc. is the investment advisor for the available funds of Deutsche DWS Variable Series I and II.

This Supplement Should Be Retained with Your Prospectus for Future Reference.